UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

(Name of Registrant as Specified in its Charter)
Aperam S.A.

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Universal Stainless & Alloy Products, Inc. (“Universal” or the “Company”) by Aperam S.A. (“Aperam”), pursuant to the terms of an Agreement and Plan of Merger, dated October 16, 2024:
(i)
Press Release, dated October 17, 2024.

(ii)
Investor Presentation, dated October 17, 2024.

(iii)
Transcript of Management Podcast, dated October 17, 2024.

Forward-Looking Statements
This filing contains certain “forward-looking” statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, concerning the proposed merger between Aperam SA (“Aperam”) and Universal Stainless & Alloy Products, Inc. (“Universal”). All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “seek,” “intend,” “may,” “will,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger, including anticipated future synergies, accretion and growth rates, Aperam’s or Universal’s plans, objectives, expectations and intentions, and the expected timing of completion of the proposed merger. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain, or delays in obtaining, required regulatory clearances, the failure to obtain necessary stockholder approvals, the satisfaction of the conditions to closing the transaction in the anticipated timeframe or at all, the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; negative effects of the announcement of the merger, pendency or consummation of the merger including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; the risk that certain contractual restrictions contained in the merger agreement during the pendency of the proposed merger could adversely affect Aperam’s or Universal’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which Universal and Aperam operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in Aperam’s filings with the Luxembourg Stock Market Authority for the Financial Markets (Commission de Surveillance du Secteur Financier) and in Universal’s filings with the Securities and Exchange Commission (“SEC”), including Universal’s Annual Report on Form 10-K for the year ended December 31, 2023, copies of which are available from the SEC or may be obtained upon request from Universal. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results and the timing of events to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. Aperam and Universal assume no obligation to update or revise the information contained in this communication (whether as a result of new information, future events, changes in its expectations, other circumstances that exist after the date as of which the forward-looking statements were made or otherwise), except as required by applicable law.
Important Additional Information
In connection with the proposed merger, Universal intends to file with the SEC relevant materials, including a proxy statement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. When final, a definitive copy of the proxy statement will be sent to Universal stockholders. Investors and security holders will be able to obtain the proxy statement and other relevant documents free of charge from the SEC’s website or from Universal. The documents filed by Universal with the SEC may be obtained free of charge at Universal’s website, at www.univstainless.com, or at the SEC’s website, at www.sec.gov.

Participants in the Solicitation
Aperam and Universal and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents in respect of the proposed merger. Information about Universal’s directors and executive officers is available in Universal’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 29, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Universal using the sources as indicated above.
No Offer or Solicitation
This filing is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that Universal may file with the SEC, nor shall there be any sale of securities in the United States or any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Exhibit 99.1

Press release

Aperam expands Alloys footprint to the Aerospace and Industrial markets in the United States

- **Signs definitive agreement to acquire Universal Stainless & Alloy Products, Inc at $45.00/share in an all cash / fully debt funded transaction**
- **High synergies of $30m annually make transaction earnings, cash flow and value accretive**
- **Closing is expected for H1 2025**
- **Aperam confirms its progressive dividend policy**

Luxembourg 17 October, 2024 (7:30 CEST) - Aperam S.A. (Aperam), a global leader in stainless, specialty steel solutions and recycling is announcing the signing of a definitive agreement to acquire Universal Stainless & Alloy Products, Inc. (Universal) [Nasdaq: USAP], a leading manufacturer of specialty steel products for critical Aerospace & Industrial applications in the U.S., at a price of $45.00 per share in an all-cash transaction. The purchase price represents a premium of 3.6% to Universal's closing stock price on October 16, 2024, and a premium of 19% to the volume-weighted average price for the last 3 months. The transaction values Universal Stainless & Alloy Products at an enterprise value of approximately $539 million. The payment of the purchase price is secured by the commitment of 5 core banks to enter into a bridge facility agreement.

This acquisition is a key milestone in Aperam's strategy to strengthen its market position, broaden its geographic presence and product range by expanding its presence in high-growth sectors such as aerospace and industrial applications. The deal is another major step in Aperam's ongoing transformation of its value chain, offering a more differentiated and resilient portfolio to reduce cyclicality and better respond to market demands, particularly in the United States.

Headquartered in Bridgeville, Pennsylvania, Universal employs approximately 750 employees across four U.S. manufacturing locations. Universal specialises in producing and marketing semi-finished and finished specialty steels, serving a variety of industries. As one of the leading suppliers of stainless & alloy steels to the U.S. aerospace long product market, Universal is expected to reach revenues of around $330 million and approximately $70 million adjusted EBITDA in 2024 based on current Bloomberg consensus estimates. Led by a proven management team, Universal delivered record annual sales, including premium alloy sales, in 2023 and has been delivering eleven consecutive quarters of year-on-year sales growth since Q4 2021.

This transaction enables both companies to enter new markets across Europe and the US. With no overlap in their commercial offerings, or assets; the combination will result in recurring synergies of $30 million per annum, provide customers with a larger product portfolio, shorter lead times, reduced supply risk and expanded global customer services.

"Today marks an exciting milestone in Aperam's journey to become one of the global leaders in specialty steels. Universal shares our vision for sustainable growth and innovation, and we are confident that this partnership will yield significant benefits for both our customers and shareholders,". "Our combined expertise and resources will allow us to deliver superior solutions that meet the growing demand for high-quality, sustainable solutions. This acquisition not only aligns with our long-term strategy but also strengthens our commitment to diversify into specialties in stainless steel and alloys and increasing exposure to more stable, high-margin industries." said Timoteo Di Maulo, CEO of Aperam

Christopher Zimmer, President & Chief Executive Officer of Universal Stainless & Alloy Products, commented: "Joining a global leader with the breadth and complementary capabilities of Aperam will enable us to accelerate our growth momentum, which has been driven by our strong position in aerospace and industrial markets. Capitalizing on synergistic opportunities together will enhance our ability to respond to robust and long-term market demand internationally."

The transaction, which has been unanimously approved by the board of directors of both Aperam and Universal, is expected to close during the first half of 2025, subject to a obtaining majority vote of Universal's shareholders, receipt of regulatory approvals and other customary closing conditions. Integration and other costs related to the acquisition are expected to be low given the complementary businesses of both companies.

Jefferies LLC is serving as the exclusive financial advisor to Aperam. Linklaters LLP is serving as legal counsel to Aperam.

Conference Call / Webcast

Aperam will hold an investor conference call & webcast with its senior management, today, 17 October 2024, at 13:00 CEST, with the following dial-in details:

Webcast link: https://channel.royalcast.com/landingpage/aperam/20241011_1

Dial-in numbers:

USA:	+1 786 697 3501	Netherlands:	+31 (0) 20 708 5073
UK:	+44 (0) 33 0551 0200	France:	+33 (0) 1 70 37 7166
Germany:	+49 (0) 30 3001 90612		

Password: Aperam

Contact

Investor Relations / Thorsten Zimmermann: IR@aperam.com
Communication / Ana Escobedo Conover: Ana.Escobedo@aperam.com

About Aperam

Aperam is a global player in stainless, electrical, specialty steel and recycling, with customers in over 40 countries. The business is organised in four primary operating segments: Stainless & Electrical Steel, Services & Solutions, Alloys & Specialties and Recycling and Renewables.

Aperam has a flat Stainless and Electrical steel capacity of 2.5 million tonnes in Brazil and Europe and is a leader in high value specialty products. In addition to its industrial network, spread over six production facilities in Brazil, Belgium and France, Aperam has a highly integrated distribution, processing and services network and a unique capability to produce stainless and special steels from low cost biomass (charcoal made from its own FSC-certified forestry). For further information, please refer to our website at www.aperam.com

About Universal Stainless & Alloy Products

Universal Stainless & Alloy Products, established in 1994 and headquartered in Bridgeville, PA, manufactures and markets semi-finished and finished specialty steels, including stainless steel, nickel alloys, tool steel and certain other alloyed steels. Universal's products are used in a variety of industries, including aerospace, energy, and heavy equipment manufacturing. More information is available at www.univstainless.com.

Forward-Looking Statements

This press release contains certain “forward-looking” statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, concerning Universal and the proposed merger between Aperam and Universal. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “seek,” “intend,” “may,” “will,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger, including anticipated future synergies, accretion and growth rates, Aperam’s or Universal’s plans, objectives, expectations and intentions, and the expected timing of completion of the proposed merger. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain, or delays in obtaining, required regulatory clearances, the failure to obtain necessary stockholder approvals, the satisfaction of the conditions to closing the transaction in the anticipated timeframe or at all, the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; negative effects of the announcement, pendency or consummation of the merger including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; the risk that certain contractual restrictions contained in the merger agreement during the pendency of the proposed merger could adversely affect Universal’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which Universal and Aperam operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in Universal’s filings with the Securities and Exchange Commission (“SEC”), including Universal’s Annual Report on Form 10-K for the year ended December 31, 2023, copies of which are available from the SEC or may be obtained upon request from Universal. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results and the timing of events to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. Aperam and Universal assume no obligation to update or revise the information contained in this communication (whether as a result of new information, future events, changes in its expectations, other circumstances that exist after the date as of which the forward-looking statements were made or otherwise), except as required by applicable law.

Important Additional Information

In connection with the proposed merger, Universal Stainless & Alloy Products, Inc intends to file with the SEC relevant materials, including a proxy statement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. When final, a definitive copy of the proxy statement will be sent to Universal stockholders. Investors and security holders will be able to obtain the proxy statement and other relevant documents free of charge from the SEC’s website or from Universal. The documents filed by Universal with the SEC may be obtained free of charge at Universal’ website, at https://investors.univstainless.com/financial-information/sec-filings, or at the SEC’s website, at www.sec.gov. These documents may also be obtained free of charge from Universal by requesting them by mail at info@univstainless.com.

Participants in the Solicitation

Aperam and Universal and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents in respect of the proposed merger. Information about Universal’s directors and executive officers is available in Universal’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 29, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.No Offer or SolicitationThis communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that Universal may fle with the SEC, nor shall there be any sale of securities in the United States or any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualifcation under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Exhibit 99.2

Forward Looking StatementsThis presentation contains certain “forward-looking” statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, concerning the proposed merger between Aperam SA (“Aperam”) and Universal Stainless & Alloy Products, Inc. (“Universal”). All statements other than statements of fact, including information concerning future results, are forward- looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “seek,” “intend,” “may,” “will,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger, including anticipated future synergies, accretion and growth rates, Aperam’s or Universal’s plans, objectives, expectations and intentions, and the expected timing of completion of the proposed merger. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain, or delays in obtaining, required regulatory clearances, the failure to obtain necessary stockholder approvals, the satisfaction of the conditions to closing the transaction in the anticipated timeframe or at all, the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; negative effects of the announcement of the merger, pendency or consummation of the merger including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; the risk that certain contractual restrictions contained in the merger agreement during the pendency of the proposed merger could adversely affect Aperam’s or Universal’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which Universal and Aperam operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in Aperam’s filings with theLuxembourg Stock Market Authority for the Financial Markets (Commission de Surveillance du Secteur Financier) and in Universal’s filings with theSecurities and Exchange Commission (“SEC”), including Universal’s Annual Report on Form 10-K for the year ended December 31, 2023, copies of which are available from the SEC or may be obtained upon request from Universal. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results and the timing of events to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. Aperam and Universal assume no obligation to update or revise the information contained in this communication (whether as a result of new information, future events, changes in its expectations, other circumstances that exist after the date as of which the forward-looking statements were made or otherwise), except as required by applicable law. 2 Disclaimer

Important Additional InformationIn connection with the proposed merger, Universal intends to file with the SEC relevant materials, including a proxy statement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. When final, a definitive copy of the proxy statement will be sent to Universal stockholders. Investors and security holders will be able to obtain the proxy statement and other relevant documents free of charge from the SEC’s website or from Universal. The documents filed by Universal with the SEC may be obtained free of charge at Universal’s website, at www.univstainless.com, or at the SEC’s website, at www.sec.gov.Participants in the SolicitationAperam and Universal and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents in respect of the proposed merger. Information about Universal’s directors and executive officers is available in Universal’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 29, 2024.Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Universal using the sources as indicated above.No Offer or SolicitationThis presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that Universal may file with the SEC, nor shall there be any sale of securities in the United States or any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

TRANSACTION SUMMARY

STRATEGIC EXPANSION INTO THE US AEROSPACE MARKET

Agreement to acquire Universal Stainless & Alloy Products, Inc. at $45.00/share in an all cash / fully debt funded transaction

- Establishing a strong US manufacturing footprint with strong position in the US aerospace market (82% revenues)
- Fully complementary with Aperam Alloys production technology, products and customer base; minimal integration costs
- High synergies of EUR27m annually makes transaction earnings, cash flow and value accretive
- Attractive valuation at 6.9x 2025e consensus EBITDA (excluding synergies)*, representing a 19% premium to 3 month VWAP
- Closing expected for H1 2025
- Aperam confirms its progressive dividend and maintains the dividend at EUR2.00/ share



*based on Bloomberg consensus EBITDA on 16.10.2024, EV ~$539m on a fully diluted basis

Excellent operational fit & cultural fit in a shareholder value creating deal

4

STAKEHOLDER PERSPECTIVE

ALL STAKEHOLDERS BENEFIT FROM THE TRANSACTION

Aperam Shareholders

- Immediate entry into the US aerospace market
- Synergies make acquisition earnings, FCF and value accretive
- Strengthens our differentiated, volatility reduced value chain

Universal Shareholders

- All cash offer
- Premium to 52 week high
- Attractive premium of 19% on the average share price of the last 3 months*

Customers

- Broader product portfolio
- Shorter lead-times
- Supply risk reduction
- Global customer service

Employees

- 100% complementary acquisition
- No restructuring plans
- Synergies are based on building & growing the US platform
- Universal to also benefit from Aperam's international footprint & Alloys expertise

Suppliers

- Continuing relationships
- Larger platform, higher volumes
- Broader product portfolio enables new opportunities

Communities

- Aperam is a global leader in ESG that produces responsibly
- We will invest in emission reducing technologies
- We transfer best practices from our other site globally

*Volume Weighted Average Share Price (VWAP=$37.77)

5

UNIVERSAL STAINLESS

aperam

BUILDING LEADING MANUFACTURER OF STAINLESS & NICKEL ALLOYS FOR DEMANDING AEROSPACE APPLICATIONS

Product Differentiation

	2023	2024e*
Revenue	$286m	~$330m
Shipments	26 kt	~28 kt
adj. EBITDA	$34m	~$70m
% Revenue Aerospace	76%	~82%
% Revenue in the US		~94%
Sales Backlog as of 30/06/24		~$300m
Employees		~750

Strong Aerospace and Energy Market Position



Illustrative Product Applications in Commercial Aerospace
1 Landing Gear
2 Actuator / Hydraulic Systems
3 Hinges & Actuators
4 Engines
5 Fasteners



AIRCRAFT ENGINE APPLICATIONS
1 Casings
2 Bearings
3 Shafts
4 Blades



HELICOPTER APPLICATIONS
1 Bearings
2 Gears
3 Structural Components
4 Drive Shafts

Integrated production



Dunkirk, NY
North Jackson, OH
Titusville, PA
Bridgeville, PA

Bridgeville, PA: EAF+AOD remelting, bloomer + flat bars

North Jackson, OH: VIM, remelting, radial forge, round bars

Dunkirk, NY: wire rod / bar mill (small dia.)

Titusville, PA: remelting + heat treating

Selected Customers

AIRBUS, BOEING, BOMBARDIER, general motors, Pratt & Whitney (An RTX Business), Ford, Reliance, CATERPILLAR, EMBRAER, GE Energy, HALLIBURTON, Rolls-Royce, SIEMENS Westinghouse

*Bloomberg consensus estimates, company disclosure & Q2 run rate, shipments are metric tonnes excluding conversion volumes

6

PRODUCTS AND CUSTOMERS

FULLY INTEGRATED MANUFACTURING PROCESS TO PROVIDE UNIQUE VALUE PROPOSITION

Diversified Product Mix

Semi Finished Products


Ingots
Reroll / Forging Billet
Plate

Finished Products


Flat Bar
Forged Bar
Rolled Bar


Rod
Special Shapes

Aerospace

Core strength: largest end-market and main driver of premium alloy demand

Variety of VIM and specialty melted products including Round Bar, Flat Bar & Forging Billet

Select Customers

AIRBUS
BOEING
Rolls-Royce



Energy

Products used in drilling activity where harsh underground and offshore conditions exist

Specialty and premium alloys used in critical steam and gas powered turbine components

Select Customers

GE Energy
HALLIBURTON
Schlumberger
SIEMENS Westinghouse



Heavy Equipment

Tool and die making for heavy equipment manufacturers

Retooling for new model introduction in automotive

Select Customers

CAT
CHRYSLER
Ford
gm general motors



General Industry

Including semiconductor, electronics, medical & general manufacturing markets

Select Customers

APPLIED MATERIALS
Lam RESEARCH



7

PERFECT COMBINATION

COMBINATION WITH A EXCEPTIONAL PROCESS, PRODUCT AND CUSTOMER FIT




Universal Stainless
Aperam A&S
Combined Entity
Grade
48%
52%
90%
69%
Speciality Stainless
Eng. & Tool Steel
Ni Alloys
Industry
76%
58%
25%
46%
Aerospace
O&G / Energy
Auto
Process Industry
E&E
Region
94%
54%
34%
42%
24%
Americas
Asia / Oceania
Europe
ROW

8

COMPETITIVE LANDSCAPE

UNIVERSAL HAS A SOLID POSITION IN KEY SEGMENTS OF THE US MARKET

An excellent position in the US alloys market


Unique
(Patented)
High Value added
"Premium"
Value added
"Specialties"
Commodities
CARPENTER
ATI
Tool & Engineering Steel
Stainless Steel
Nickel Alloys

A perfect strategy, culture, technology match

Universal is 100% complementary with Aperam Alloys

- Known tools / production technologies
- Fully complementary dimensional capabilities (size & shape)
- Adds flat and hollow bars to the long product portfolio as well as forged products

- US manufacturing footprint broadens Aperam's market access significantly
- Aerospace certifications speed-up future business development
- Availability of Vacuum Induction Melting (VIM) capacity to manufacture highest quality special alloys
- Turbo-charge growth versus slow organic development

9

VALUATION

ACQUISITION CREATES SHAREHOLDER VALUE AND IS ACCRETIVE TO FCF AND EPS FROM THE OUTSET

$45.00 in cash per Universal Stainless share: 19% premium to 3 month VWAP

Enterprise Value: ~$539m

- **LTM Universal EV/EBITDA 10.7x**
- **2025e Universal EV/EBITDA* 6.9x**
- **ROCE pre / post synergies 10.6% / 16.1%**
- **Immediate FCF accretion**
- **LTM US alloy peers EV/EBITDA* 14.8x**
- **2025e US alloy peers EV/EBITDA* 11.1x**
- **Immediate EPS accretion**



*based on Bloomberg consensus data as of 16.10.2024, LTM = last 4 reported quarters, Alloy peers = ATI, Carpenter, Haynes , **as of 30.06.24

Competitive multiple to peers shows opportunities with scale and product mix expansion

10

SYNERGIES

MINIMAL INTEGRATION COSTS REQUIRED YET HIGH RECURRING SYNERGIES OF EUR27M ANNUALLY

Synergies ramp-up


EURm
9
20
27
Year 1
Year 3
Year 5


Complementary Products
Complementary Assets & Technology
Restructuring
Not planned
Joint New Target Markets
Complementary Customer Base

Synergies Composition


20%
15%
15%
50%
Commercial
Operating
Sourcing & Logistics
SG&A Optimization

Complementary businesses create high and lasting synergies

11

TIMELINE

TRANSACTION CLOSING EXPECTED IN H1 2025

Estimated Timeline

- Universal shareholders vote to approve transaction : majority vote will be binding for all shareholders
- No Aperam shareholder vote required
- Customary regulatory clearance. Lack of overlapping activities should support a swift process to closing
- Closing expected in H1 2025

October	November	December	January	H1 2025
Preparation of proxy statment	Proxy statement review and comment by SEC	Notice of Universal shareholder meeting	Universal shareholder meeting	
Preparation of documents for regulatory approval (if required)		Waiting and Review period		Closing & payment after regulatory clearance

12

A&S 2030

TRANSACTION OPENS GROWTH OPPORTUNITIES FOR A&S

Historic Aperam Alloys

- Successful Top 5 nickel alloys player
- Profitable high margin business
- Market leader in wire rod
- Capacity constrained in high margin flat products

~€50m

Post Aperam Alloys standalone improvement plan

- Integration of flat product downstream into Aperam Europe footprint
- LNG grades capacity debottlenecking
- Imphy long products HR mill upgrade (1,000t coils)
- India plant ramp-up with high margin new products

€100m

Post integration of Universal including synergies

- Unlocking additional production capacity
- Unlocking aerospace market
- Adding additional products
- Global joint production resolves bottle neck issue faced for both companies acting induvial

€180m

New 2030 target

- US footprint supports domestic growth
- Apply joint know-how to unlock new regions
- Leverage aerospace market knowledge

Organic growth

*on a fully normalized basis, including synergies, excluding integration costs

13

GROWTH PATH

TRANSACTION ACCELERATES APERAM'S VALUE CHAIN TRANSFORMATION

GROWTH BUSINESS

Drive base dividend growth & Secure solid balance sheet

- Specialty incl. UNIVERSAL STAINLESS
- Sustainability
- Supply Chain



CYCLICAL BUSINESS

Boost Shareholder returns & fund re-investment in new earnings streams



Aperam group adj. EBITDA*



S&E Europe
S&E S. America
A&S
S&S
R&R
2016-18
2025e
2025e & UNIVERSAL STAINLESS

*adj. EBITDA before Others & Eliminations, assuming normalized markets

Alloys becomes a leading segment and sharpens Aperam's stability and growth profile

14

FINANCING

aperam

CONSISTENT WITH APERAM'S FINANCIAL POLICY WITH STRONG BALANCE SHEET AS KEY PRIORITY

1. **Strong Balance Sheet** through the cycle <1x NFD/EBITDA + **Maintenance CAPEX**
2. **Dividend** Progressive policy EUR2.00/share = EUR144m
3. **Organic Growth** IRR min 15% OR **M&A** Strategic fit, Value creative
4. **Share Buyback or Special Dividend**

Fully Debt Financed M&A

- Dedicated financing for the acquisition has been committed by Aperam's core banks
- Aperam targets NFD of €550m at YE 2024. €496m EV to be added to NFD post closing
- FCF enhancing transaction from year 1 supports debt reduction
- Deleveraging is the prime objective with normalized debt ratios within 3 years

Target Quick Deleveraging

NFD/EBITDA

- 2.4x 2024*
- 1.2x 2025*
- Fully normalized within 3 years

*based on Bloomberg consensus EBITDA estimates

The strong FCF profile of the combined group allows dividend to be maintained

15

WHY THIS IS A GREAT TRANSACTION 100% Synergistic Cash, EPS & Value Adds Value Chain Combination Accretive Differentiation Assets & production technology are The transaction is cash flow Alloys becomes a major segment similar while products & customers positive, EPS accretive and within Aperam. This has a positive complement each other perfectly shareholder value creating from effect on margins, stabilizes with hardly any overlap resulting in day one earnings and raises the growth high synergies profile Strengthens Growth Consistent with ESG Profile Financial Policy The acquisition unlocks access to the Due to the high cash flow Universal has an EAF based US market and the aerospace generation ability we plan a quick production footprint based on industry. Both are accessible to deleveraging while maintaining our recycled material and can be easily Aperam Alloys with a considerable progressive dividend policy integrated in the Aperam decarb lead time only. roadmap

ACQUISITION OF UNIVERSAL STAINLESS CONFERENCE CALL & WEBCAST DETAILS Management Podcast Management podcast link Link to acquisition related documents Q&A Conference call & Webcast 17 October 2024, 13:00 CEST France: +33 (0) 1 70 37 7166 UK: +44 (0) 33 0551 0200 Germany: +49 (0) 30 3001 90612 Netherlands: +31 (0) 20 708 5073 USA: +1 786 697 3501 Password: Aperam Webcast Link: Click here for webcast access Island Pavilion - Wormsley, UK Robin Snell and Partners © Graham Everitt - View Pictures Ltd. Aperam 316L with Uginox Top finish 1x

Exhibit 99.3

UNIVERSAL STAINLESS

TRANSACTION SUMMARY

aperam

STRATEGIC EXPANSION INTO THE US AEROSPACE MARKET

Agreement to acquire Universal Stainless & Alloy Products, Inc. at $45.00/share in an all cash / fully debt funded transaction

- Establishing a strong US manufacturing footprint with strong position in the US aerospace market (82% revenues)
- Fully complementary with Aperam Alloys production technology, products and customer base; minimal integration costs
- High synergies of EUR27m annually makes transaction earnings, cash flow and value accretive
- Attractive valuation at 6.9x 2025e consensus EBITDA (excluding synergies)*, representing a 19% premium to 3 month VWAP
- Closing expected for H1 2025
- Aperam confirms its progressive dividend and maintains the dividend at EUR2.00/ share



*based on Bloomberg consensus EBITDA on 16.10.2024, EV ~$539m on a fully diluted basis

Excellent operational fit & cultural fit in a shareholder value creating deal

4

Tim

The acquisition of Universal will be Aperam's second transformative transaction. In 2021 we embarked on the mission to further differentiate and strengthen our value chain to become a more cash generative, more profitable and less cyclical company. We acquired ELG which is now Aperam Recycling and not just backward integrated into scrap - our key raw material, but also expanded into a globally leading recycler.

The acquisition of Universal is comparable in size and a major addition to our alloys and specialties portfolio. It is just as transformative because it opens the aerospace market, a segment that was locked so far for our alloys and stainless businesses. This access will enable the combined entity with the required critical mass and the technology to turbo charge the further development of this unique end segment.

Universal also adds our first manufacturing footprint in the US. While we sell in the US thanks to customers who import our innovative Stainless Steel products and we are one of the largest stainless steel recyclers there, we already realised that plants and assets in the US are a prerequisite to become a sizable player domestically.

Having completed an intensive due diligence we are convinced that Universal is the right partner for taking our alloys business to the next level. The operational fit is obvious. Tools and processes are similar and Aperam's scale and the breadth of materials knowledge starting from stainless to advanced alloys expertise will enhance the US operations further.

Through the interactions with Universal's leadership team we are also convinced that we share the same vision of how to leverage opportunities through the combination. We are looking forward to realising the full potential of the combined entity.

Based on the excellent operating and cultural fit we expect recurring annual synergies of 27m euros. While these might look high they are a reflection of the complementary nature of the acquisition. It is a unique feature of this transaction that we neither plan with significant integration costs nor do we plan any restructuring - instead we have a clear improvement and development plan for the Universal plants that secures employment and profitably grows the business.We express the potential of the transaction in an attractive offer of 45 US-dollars in cash for each universal share. This amounts to an enterprise value of 539 million dollars. Aperam will fund this transaction entirely with debt. Sud will take you later through the whole details later, but the key item for me is that this is a cash flow enhancing transaction and we have a strict deleveraging plan. This enables us to maintain our dividend at 2 euro per share.We promised to Aperam’s shareholders to only pursue shareholder value accretive transactions. While Universal shares have had a good run recently and we went to the limit by paying a premium I can assure you that the acquisition is fully consistent with our financial policy. We didn't buy cheap but we bought value. The synergies ensure that the acquisition creates shareholder value and due to the debt financing it is EPS and cash accretive in year one.Regarding the timeline we expect closing for Q1 or Q2 2025 after all regulatory approvals have been obtained and Universal’s AGM has been completed. The synergistic nature of the acquisition could be helpful here.Let’s take a closer look Tim

This is a positive transaction for Aperam shareholders as it further transforms our value chain making it more profitable, more cash generative and less cyclical in a shareholder value creative transaction. We are convinced that all other stakeholders will also greatly benefit from the acquisition of Universal.For the shareholders of Universal we have made a very attractive cash offer. Compared to the share average price over the last three months, it is a considerable premium. This shows that we have exercised the full potential in an all cash offer without any strings attached.Universal’s employees might wonder what this change will bring? I assure you that this is not about restructuring and not about cutting costs. Quite on the contrary we are here to join you, invest in you and grow your business internationally. You will be our foothold in the US, you will be unique within the Aperam group and we will share our know-how with you. We want to fill the capacity that you have at hand and we invite you to become a valued member of the Aperam team.For customers and suppliers the proposed transaction is about scale and differentiation meaning more volumes and a broader portfolio. Adding Aperam’s product offering and global platform to Universal‘s production footprint will result in this broader product portfolio, short lead times and a truly global sales and service network for customers.Last but not least, the local communities around the plants are important beneficiaries. We are aware that in this microcosm the plants are an important factor for community life: as an employer and as a good corporate citizen. We will invest in the plants,and we will transfer best practices from the Aperam global network

In summary, we are convinced that the proposed combination offers a win-win proposition for all stakeholders involved and we are working hard to put this vision into reality.


UNIVERSAL STAINLESS
aperam
BUILDING LEADING MANUFACTURER OF STAINLESS & NICKEL ALLOYS FOR DEMANDING AEROSPACE APPLICATIONS
Product Differentiation
2023
2024e*
Revenue
$286m
~$330m
Shipments
26 kt
~28 kt
adj. EBITDA
$34m
~$70m
% Revenue Aerospace
76%
~82%
% Revenue in the US
~94%
Sales Backlog as of 30/06/24
~$300m
Employees
~750
Strong Aerospace and Energy Market Position
Illustrative Product Applications in Commercial Aerospace
1 Landing Gear
2 Actuator / Hydraulic Systems
3 Hinges & Actuators
4 Engines
5 Fasteners
AIRCRAFT ENGINE APPLICATIONS
1 Casings
2 Bearings
3 Shafts
4 Blades
HELICOPTER APPLICATIONS
1 Bearings
2 Gears
3 Structural Components
4 Drive Shafts
Integrated production
Dunkirk, NY
North Jackson, OH
Titusville, PA
Bridgeville, PA
Bridgeville, PA: EAF+AOD remelting, bloomer + flat bars
North Jackson, OH: VIM, remelting, radial forge, round bars
Dunkirk, NY: wire rod / bar mill (small dia.)
Titusville, PA: remelting + heat treating
Selected Customers
AIRBUS
BOEING
BOMBARDIER
general motors
Pratt & Whitney
Ford
Reliance
CATERPILLAR
EMBRAER
GE Energy
HALLIBURTON
Rolls-Royce
SIEMENS Westinghouse
*Bloomberg consensus estimates, company disclosure & Q2 run rate, shipments are metric tonnes excluding conversion volumes
6

Tim

So who is Universal Stainless & Alloys and why is this our chosen partner for establishing a US manufacturing footprint?

Universal is a leading manufacturer of specialty steel products for aerospace applications. In fact, aerospace accounts for more than 80% of Universal's revenues.

Financials reflect the recent industry dynamics of course. Revenues in 2024 could come in at around 330 million US-dollar and the potential adjusted EBITDA according to bloomberg consensus at approximately 70 million US dollars would result in an EBITDA margin of 20%.

Based on consensus, EBITDA roughly doubled over the past year and we all know that aerospace is booming at the moment. But our thorough due diligence concluded that we can make this a sustainable run rate. Partly due to what we bring to the business but also due to the solid foundation in other segments like energy including oil and gas and other strongholds.

Universal's strong market position in aerospace is one key attraction as standards make an organic growth strategy slow and cumbersome. The company owns certificates and approvals from many of the big names in the aerospace industry.

You see a selection named on this page. These customers source key parts of their aircrafts and helicopters as you can see in the middle of the chart. Products are based on unique and special alloys, because they either require a very precise analytical composition - achieved through a unique production process including specific processes resulting in very high strength and resistance to fatigue, or both.Products are typically used in „cold“ and more structural parts in the aerospace industry.Universal Stainless & Alloys footprint comprises four plants in 3 US states. We are very happy to welcome 750 new colleagues at Aperam who will join after the closing of the transaction. With the acquisition, Aperam will immediately be present with size in the US.At the two large plants in Bridgeville and North Jackson specialty steel products are manufactured in the form of ingots, billets and bars. Bridgeville produces especially flat rolled products like slabs and plates. These are then finished at the Dunkirk factory to produce finished bars and rods. We have wanted to add long products for some time to the Aperam product portfolio. In Titusville customised shapes are produced via cold rolling from coiled strip, flat bar or extruded bar at the precision rolled products department.Universal already made some strategic investments to support growth initiatives and also to improve the efficiency of the operations. This includes the installation of a new vacuum arc remelt furnace and a 18-ton crucible for the vacuum induction melting operation at the North Jackson facility in 2021, and the further remelt facility expansion at the same facility completed in 2023. These investments expand premium alloy production capacity, enhance capabilities and reduce costs. Tim

The aerospace segment has a major attraction to us because of its certification focus. Acquiring the necessary certifications to be an accredited supplier is a long procedure which can easily last 5 to 7 years. Additional customer approvals are further barriers to entry which makes an organic growth strategy slow and expensive.But Universal Stainless is not fully dependent on the Aerospace industry. There are other relevant industries that vary in size depending on the business cycle with their specific applications::-Energy: Here, products for drilling are necessary for harsh underground and challenging offshore conditions. Other applications are specialty and premium alloys used in critical steam and gas powered turbine components. -Heavy Equipment: Especially tool and die making is an application as well as retooling for new model introduction in automotive. -General Industry: There are several applications for different relevant manufacturing markets like semiconductor, electronics and medical. Which are all served by Aperam alloys as well Like in aerospace, the selected customers in these segments are well known international names. Universal built up a deep and trustful relationship with these customers and we plan to deepen and grow these relationships further. Tim

PERFECT COMBINATION
aperam
COMBINATION WITH A EXCEPTIONAL PROCESS, PRODUCT AND CUSTOMER FIT
Universal Stainless
Aperam A&S
Combined Entity
Grade
48%
52%
90%
69%
Speciality Stainless
Eng. & Tool Steel
Ni Alloys
Industry
76%
58%
25%
46%
Aerospace
O&G / Energy
Auto
Process Industry
E&E
Region
94%
54%
42%
34%
24%
Americas
Asia / Oceania
Europe
ROW
8

Tim

So what would combined operations look like? The beauty of this acquisition is that there are no overlapping parts so absolutely no need of downsizing or restructuring. It is a smart deal because Universal and our A&S segment fit perfectly together. Aperam alloys diversifies its exposure to end markets and regions that have different cycles.

Concerning the **grades** the acquisition is fully complementary. Universal brings to Aperam specialty mostly long stainless and alloy steels for engineering and tools that we don't manufacture today while A&S has a complementary focus on nickel alloys. As a result, the merged company can offer a much bigger range of different grades.

The **industry** breakdown is also a perfect fit. Universal's aerospace footprint gives Aperam alloys for the first time some scale in this industry. On the other hand, other industries are more targeted and the mix of the merged business will be more diversified and more balanced.

The **regional** breakdown of the merged companies yields the same conclusion of perfect fit. Aperam alloys as a European and Asia leader merging with a US focused business.

The acquisition will form a much more balanced business that offers more grades, reducing dependence on specific industries and regions. Compared to our current standalone business, we reduce the risk profile and add a plethora of opportunities.

As discussed the US footprint is a strategic prerogative for Aperam alloys. Universal is a relevant supplier in the US market with a solid position in key segments.The company is present in the specialities and premium segment with tool & engineering steel and stainless steel - all new additions to Aperam alloys - but attractive because it is based on known tools and production technologies.Flat bars, as well as forged products are welcome additions to our product portfolio.The enhanced and broadened long product portfolio ensures customers have access to a diverse range of solutions tailored to their needs. This is also driven by complementary dimensional capabilities when similar products are produced in varying dimensions. With aerospace certifications in place, Aperam Alloys is primed to fast-track future business opportunities - a market that Universal unlocks for us and with it new avenues for growth, significantly expanding Aperam's market access and its products.We are convinced in the potential of a perfect strategic, cultural and technological platform match.I hand it over to Sud for the financial review. Sud

VALUATION
aperam
ACQUISITION CREATES SHAREHOLDER VALUE AND IS ACCRETIVE TO FCF AND EPS FROM THE OUTSET
$45.00 in cash per Universal Stainless share: 19% premium to 3 month VWAP
Enterprise Value: ~$539m
LTM Universal EV/EBITDA 10.7x
2025e Universal EV/EBITDA* 6.9x
ROCE pre / post synergies 10.6% / 16.1%
Immediate FCF accretion
LTM US alloy peers EV/EBITDA* 14.8x
2025e US alloy peers EV/EBITDA* 11.1x
Immediate EPS accretion
*based on Bloomberg consensus data as of 16.10.2024, LTM = last 4 reported quarters, Alloy peers = ATI, Carpenter, Haynes, **as of 30.06.24
Competitive multiple to peers shows opportunities with scale and product mix expansion
10

Sud

Thank you Tim and a warm welcome to everyone on this special day for Aperam.

As Tim already said, we offered a premium to the recent peak in Universal's share price at 45 US-dollars per share. It is an appealing offer with a 3 months return of 19% and being in cash also adds to attractiveness. Despite the premium we think the numbers speak for themselves and will convince Aperam's shareholders that this is a value proposition.

Based on the total enterprise value of 539 million USD and combining it with Bloomberg consensus results into a 2025 EV/EBITDA multiple of 6.9x. On a last twelve month basis we pay 10.7x EV/EBITDA. While this is at a premium to our own multiple it has to be viewed in conjunction with larger pure play alloy peers that trade on a double digit multiple. Before jumping to wrong conclusions we buy a US footprint and we buy into aerospace, however, as discussed on the previous slide the product range of Universal while being a great strategic fit with Aperam's A&S segment is not in nickel alloys and a notch below the peers in the group that are mostly oriented toward hot-end aerospace parts. So we pay a fair price which is a full price. Yes the transaction is immediately EPS and free cash flow accretive because it is fully debt financed. We are aware that this raises some questions that I will answer later.

First, I want to take a look at synergies which make this an interesting transaction. Because of synergies we arrive at an attractive ROCE and a shareholder value creative proposition.


SYNERGIES
aperam
MINIMAL INTEGRATION COSTS REQUIRED YET HIGH RECURRING SYNERGIES OF EUR27M ANNUALLY
Synergies ram-up
EURm
9
20
27
Year 1 Year 3 Year 5
Complementary Products
Complementary Assets & Technology
Restructuring
Not planned
Joint New Target Markets
Complementary Customer Base
Synergies Composition
20%
15%
15%
50%
Commercial
Operating
Sourcing & Logistics
SG&A Optimization
Complementary businesses create high and lasting synergies
10

Sud

We are aware that synergies are easy to promise to make a deal look cheap. But we have a good track record and I might remind you that we raised the synergies for ELG from 24 to 40 million this year. We generally approach the subject conservatively.

The other important point is that we are not talking about the typical synergies like plant closures, massive cost reductions or redundancy programs. The opposite is the case: we need the plants with its skilled and experienced employees. We want to retain talent and know-how. Aperram has no comparable business in the US and therefore no duplicate functions.

So how are these synergies even possible? At the core they are operating synergies from two complementary businesses. The new US footprint can take our products thereby effectively debottlenecking Aperam and serving our customers better and faster. Sharing best practices, extending the product range and extending the limited regional reach of the sales network will go a long way. There are obvious scale effects in production and in procurement - including linking Universal with Aperam recycling as well as in SG&A, like reducing all the external costs linked with a separate listing.

You see that the complementary businesses offer the best conditions to create valuable synergies. We expect 9 million euros in the first year, ramping up to 20 million in year three before reaching the full 27 million euros in year 5.

TIMELINE

aperam

TRANSACTION CLOSING EXPECTED IN H1 2025

Estimated Timeline

- Universal shareholders vote to approve transaction : majority vote will be binding for all shareholders
- No Aperam shareholder vote required
- Customary regulatory clearance. Lack of overlapping activities should support a swift process to closing
- Closing expected in H1 2025

October	November	December	January	H1 2025
Preparation of proxy statment	Proxy statement review and comment by SEC	Notice of Universal shareholder meeting	Universal shareholder meeting	
Preparation of documents for regulatory approval (if required)	Waiting and Review period			Closing & payment after regulatory clearance

12

Sud

A quick look at the timeline. It is mainly determined by regulatory procedures. Universal Stainless & Alloys is subject to US laws and regulations of a publicly traded company. We will work closely with Universal to accelerate approval as much as possible. Firstly, a necessary proxy statement has to be transferred to the US Securities and Exchange Commission. The SEC will review and comment on the proxy statement and we expect their reply late in Q4. Directly afterwards, Universal can invite its shareholders to an extraordinary AGM. The invitation deadlines likely place the AGM in early 2025.

Parallel to this process some regulatory approvals might be necessary. These documents have to be prepared and submitted to the relevant government bodies. This includes especially filing with the antitrust authority. We think that the complementary nature of the businesses without overlap should minimise potential issues but the regulatory review process will take the time that responsible authorities require for their investigations.

Obviously we cannot give exact timing here but a reasonably best guess is for a closing in the first half of 2025. Of course, we will keep you posted until then, especially about the key milestones.

A&S 2030
TRANSACTION OPENS GROWTH OPPORTUNITIES FOR A&S
aperam
Historic Aperam Alloys
Post Aperam Alloys standalone improvement plan
Post integration of Universal including synergies
New 2030 target
Successful Top 5 nickel alloys player
Profitable high margin business
Market leader in wire rod
Capacity constrained in high margin flat products
Integration of flat product downstream into Aperam Europe footprint
LNG grades capacity debottlenecking
Imphy long products HR mill upgrade (1,000t coils)
India plant ramp-up with high margin new products
Unlocking additional production capacity
Unlocking aerospace market
Adding additional products
Global joint production resolves bottle neck issue faced for both companies acting induvial
US footprint supports domestic growth
Apply joint know-how to unlock new regions
Leverage aerospace market knowledge
~€50m
€100m
€180m
Organic growth
*on a fully normalized basis, including synergies, excluding integration costs
13

Sud

Yes, we are the bigger partner in the combined entity, but don't underestimate that the transaction will also mean a significant impact for our Alloys portfolio. It enables us to keep up the pace of change.

At our 2021 CMD we shared with you the vision to double normalised EBITDA of the segment to 100 million till the end of 2025. The major drivers were

1. debottleneck capacity for LNG applications via the integration into Aperam stainless production system
2. the refurbishment of the long product hot rolling mill to benefit from high growth end markets like for example applications for electronics & EVs.

Just looking back at how far we have come over the past 3 years. In our August call we confirmed that we are on track with 80m this and reaching the 100 million target next year. If we add Univeral's Bloomberg consensus and the first 10m synergies then alloys could be a 180 million segment next year. Depending on the progress of the European recovery, Alloys businesses will rival Stainless Europe for the number one position for earnings contribution within the Aperam group.

And it will remain a fast growing segment as we utilise the footprint in the US, unlock aerospace and realise the synergies. Add this to Aperam's global platform that becomes accessible for Universal's products. Together we can be a much more relevant player in markets that Universal is not present today.

Our alloys segment will continue to tell an exciting earnings growth story to 2030. We will share the details with you at a CMD post closing.

So we conclude that the acquisition of Universal is another milestone in Aperam’s improvement and growth strategy towards becoming a more profitable, more cash generative and stable company. And it is not only about synergies. The proposed combination with Universal is further differentiating our value chain by refocusing on specialty products with reduced volatility.If you go back to the plan we shared with you in 2021 then you realise that we actioned all the promised footprint changes and improvements. These make us the cost leader in our cyclical business in Europe today. This transaction, however, significantly props up our growth activities comprising recycling, forest, distribution and alloys.European stainless normalised EBITDA share is reducing from more than 50% in the past to about a third. And as Recycling & renewables, alloys and distribution operations grow, margins and cash flow are automatically stabilising and cash flow is enhanced.This is how we build step by step a highly competitive, fast reactive value chain that due to its inherent synergies is more profitable, more cash generative and less volatile. Sud

FINANCING
aperam
CONSISTENT WITH APERAM'S FINANCIAL POLICY
WITH STRONG BALANCE SHEET AS KEY PRIORITY
1
Strong Balance Sheet
through the cycle <1x NFD/EBITDA
Maintenance CAPEX
2
Dividend
Progressive policy
EUR2.00/share = EUR144m
3
Organic Growth
IRR min 15%
OR
M&A
Strategic fit, Value creative
4
Share Buyback or Special Dividend
Fully Debt Financed M&A
Dedicated financing for the acquisition has been committed by Aperam's core banks
Aperam targets NFD of €550m at YE 2024. €496m EV to be added to NFD post closing
FCF enhancing transaction from year 1 supports debt reduction
Deleveraging is the prime objective with normalized debt ratios within 3 years
Target Quick Deleveraging
2.4x 2024*
NFD/EBITDA
1.2x 2025*
Fully normalized within 3 years
*based on Bloomberg consensus EBITDA estimates
The strong FCF profile of the combined group allows dividend to be maintained
15

Sud

Now to the big open question - how is an all debt financed acquisition consistent with the financial policy with an already elevated net debt to EBITDA ratio?

Our guidance for net financial debt as of the end of 2024 is unchanged at 550 million euros. The payment for the Universal Stainless & Alloys shares will happen post closing in the first half of 2025 and will result in adding the enterprise value of 496 million euros to our net financial debt. After closing, the generated free cash flow will be used to pay down the debt.

The Net debt to EBITDA multiple you saw in Q2 looks worse than it really is. It is calculated by containing two quarters with just 55 million euro EBITDA. It is also reflective of an extreme destocking cycle and lacks the EBITDA that we lost due to the footprint upgrades. Just annualizing Q2 is a better reflection of current trading and implies net debt to EBITDA at 1.76x. This is not bad for a recessionary point in the cycle.

You can also trust us that we do not take debt lightly. Having a strong balance sheet is the first point on our financial policy slide and it reflects the priority that we give it. We would not have opted for an all debt financed transaction without conviction that we could quickly reduce leverage to a normalised level. Because of the joint cash flow generation ability and also because of the absence of restructuring need - we target a significant net debt reduction during the first three years. This, together with the higher combined EBITDA will quickly restore leverage in line with the financial policy.

So why do we keep the dividend unchanged at 2 euro per share? This reflects our confidence in the economic benefit of the acquisition. It is also about building a track record with a dividend history - on the previous slide we showed how the stable businesses that generate the dividend are growing - and our shareholders should benefit directly from this. We see it as part of our DNA as a value, yield and ESG stock.

Our core banks share our view and have put in place a 500 million euro line for the transaction at attractive financing conditions without any earnings related covenants.

Apart from a swift integration to reap the benefits of our joint platforms, deleveraging is the key focus after closing. We assure you that, this is without compromise, the top priority and we expect to reach normalized debt ratios already by the end of three years.

Now, I hand over back to Tim for the final summary



WHY THIS IS A GREAT TRANSACTION
aperam
1 100% Synergistic Combination
Assets & production technology are similar while products & customers complement each other perfectly with hardly any overlap resulting in high synergies
2 Cash, EPS & Value Accretive
The transaction is cash flow positive, EPS accretive and shareholder value creating from day one
3 Adds Value Chain Differentiation
Alloys becomes a major segment within Aperam. This has a positive effect on margins, stabilizes earnings and raises the growth profile
4 Strengthens Growth Profile
The acquisition unlocks access to the US market and the aerospace industry. Both are accessible to Aperam Alloys with a considerable lead time only.
5 Consistent with Financial Policy
Due to the high cash flow generation ability we plan a quick deleveraging while maintaining our progressive dividend policy
6 ESG
Universal has an EAF based production footprint based on recycled material and can be easily integrated in the Aperam decarb roadmap
15

Tim

Thank you Sud. I hope after knowing the facts you are as enthusiastic about the potential of this acquisition as we are.

1. It is a perfect strategic fit. adds the US and aerospace, both difficult to build from scratch but within familiar technology.

2. Because of the resulting high synergies without integration & restructuring costs the transaction adds shareholder value, cash flow and EPS from the beginning.

3. The Alloys segment becomes a major segment for Aperam. Adding stability, growth and differentiation to our value chain.

4.Unlocking the US and aerospace together with adding Universal’s business on the Aperam global platform strengthens our growth profile 5.Strategic fit, cultural fit and shareholder value together with a clear deleveraging plan is what we committed to in our financial policy. We can maintain our dividend policy while targeting a quick deleveraging. 6.Because Universal’s production is also based on melting scrap in electric arc furnaces it fits perfectly into the Aperam decarbonization roadmap We present to you a strong acquisition proposition that we truly believe is in the best interest of Aperam shareholders.TimThank you for listening to our podcast about our planned acquisition of Universal Stainless & Alloy in the US.We wish you a pleasant day and look forward to your questions in our conference call at 1 o’ clock Central European Summer Time today.We are looking forward to talking to you!